LEHMAN BROTHERS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
Preliminary and unaudited
(in millions)

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
                                                                               Year Ended December 31,
                                                                              -------------------------
Revenues                                                                       1993               1992
                                                                               ----               ----
  Market making and principal transactions                                   $1,376             $1,509
  Commissions                                                                 1,265              1,641
  Investment banking                                                            794                720
  Interest and dividends                                                      5,029              4,974
  Other                                                                         467                676
                                                                             ------             ------
      Total Revenues                                                          8,931              9,520
  Interest Expense                                                            4,585              4,573
                                                                             ------             ------
      Net Revenues                                                            4,346              4,947
                                                                             ------             ------

Non-interest expenses
  Compensation and benefits                                                   2,564              2,982
  Communications                                                                271                332
  Occupancy and equipment                                                       186                266
  Professional services                                                         154                163
  Advertising and market development                                            131                176
  Depreciation and amortization                                                 135                167
  Brokerage, commissions and clearance fees                                     112                 92
  Other                                                                         263                450
  Loss on sale of SLBD                                                          535
  Reserves for non-core businesses                                              141
                                                                             ------             ------

      Total non-interest expenses                                             4,492              4,628
                                                                             ------             ------
(Loss) income from continuing operations before taxes,
    cumulative effect of changes in accounting
    principles and preferred dividend of subsidiary                            (146)               319

      Provision for income taxes                                                234                147
                                                                             ------             ------
(Loss) income from continuing operations before
    cumulative effect of changes in accounting principles and
    preferred dividend of subsidiary                                           (380)               172

Income from discontinued operations, net of taxes
      Income from operations                                                     24                 77
      Gain on disposal                                                          165
                                                                             ------             ------
                                                                                189                 77
                                                                             ------             ------
(Loss) income before cumulative effect of changes
    in accounting principles and preferred dividend of
    subsidiary                                                                 (191)               249

      Cumulative effect of changes in accounting
        principles                                                                                  (8)

      Preferred dividend of subsidiary                                          (68)               (68)
                                                                             ------             ------

Net (loss) income                                                            $ (259)            $  173
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